MITESCO INC.

True Nature Holding, Inc.
DBA Mitesco, Inc.

Investor Deck



April 2020

MITESCO | INC.

COMPANY DETAILS

True Nature Holding, Inc.
DBA Mitesco, Inc.
OTCQB: TNTY
www.mitescoinc.com | 844.383.8689
7535 East Hampden Avenue, Ste. 400
Denver, CO 80231
investorrelations@truenatureholding.com

How to build an international healthcare technology company? Start with a blueprint…

Acquisition Philosophy.

Building the Portfolio


monetary dynamics





Seek low-cost acquisitions

Instead of paying high prices for mature businesses we target health care technology companies with proven solutions that are struggling to attract the capital needed for expansion. We then secure capital multiplier by adding proven management talent to expansion capital.

Go international early

Since there is minimal GDP growth in Europe and many proven healthcare technology solutions, implement cross boarder expansion model.

Capture the hockey stick of growth

Find the businesses that can quickly scale their models to be accretive to revenue and earnings now that the growth capital is available.

Once the architecture is in place, begin the engineering.

- Build on a strong and sturdy foundation
- Financial engineering is all about the cap table and balance sheet
- Clean up all balance sheet, close out old liabilities
- Create marketing identity, branding for broad market appeal
- Refine acquisition pipeline for rapid acquisition and scale

- Freeze common stock issuances to minimize dilution
- Establish legal structure to open capital markets
- Increase potential liquidity for the equity
- Establish clear organizational structure for international growth
- Build holding company infrastructure to facilitate economies of scale across portfolio

- Take pressure off common stock by using alternative financing and traditional tools
- Recruit qualified experienced senior management
- Align Board of Directors with company's mission
- Secure legal counsel for domestic and International equity markets
- Develop deal-flow conducive to producing long-term shareholder value

Then, execute the buildout.

- Close-out all pending convertibles for cash using term-debt for bridge
- With bridge debt, complete balance sheet clean-up
- Reduced liabilities by $1M via discounted cash payments and issuance of three year preferred, non-convertible stock
- Secure senior securities counsel for North American and European activities with investment banking relationships
- Secure permanent financing with reasonable terms
- Recruit seasoned CFO with M&A experience, align talent of Board of Director experience with Pubco and tenure within healthcare sector
- Establish health care technology strategy impacting cost, delivery and service
- Implement international holding company structure with Dublin, Ireland and Denver, Colorado locations
- Put in place tracking tools for due diligence, modeling for 3-year buildout emphasis on balance sheet, cap table, and cash flows
- Create permanent funding vehicle using same 3-year preferred, non-convertible stock listing at $25/share, undertake to file S-1 and list within 90 days
- Apply with FIRNA for new name, new stock symbol, new CUSIP for both common and preferred shares
- File annual report as quickly as practical so "current information" is underlying the equity issuances
- Align management's rewards with shareholders

Preferred A Stock Offering for Portfolio Development…

Financing - Preferred A Stock for Portfolio Development.

Preferred A Issuance

- Use preferred equity to maintain strong balance sheet and avoid dilution
- Issue a perpetual preferred stock, redeemable in 3 years, with 10% interest, paid monthly, with three-years of interest payments held in a segregated bank account
- Register and list preferred equity for free trading on at least one market and possibly dual list in USA and Europe
- Raise between $10 and $21 million in first-issuance
- Use raised capital to fund growth of acquisitions, working capital, balance sheet clean-up and retire current debt

Fund Acquisition Growth

1. MyCare - build operating infrastructure for the initial nurse practitioner primary care clinics the optimization of operations and expansion of the number of clinics across the country
2. Complete acquisition of a home health software company operating in a software-as-a-service (SaaS) model that delivers a unique solution to home health agencies that automates the new government quality-of-care and payment rules and accelerates cashflow from the typical of 2-weeks to an unprecedented 48 hours
3. Complete acquisition of a profitable advanced technology development company serving Fortune™ 200 companies (many in healthcare) and can also service the holding company portfolio

MITESCO INC.

Portfolio Development

Target Health Tech Macro Verticals.

Develop Core Healthcare Technology Expertise



Personal Health APPs
Artificial Intelligence& Predictive Analytics
Data & Information Management
Telehealth and Tele-Monitoring
Portfolio
Disruptive Medical, Diagnostic, & Treatment Technology
Behavioral Health

The Nurse Practitioner Primary Care Clinic Model

Portfolio Acquisition – MyCare LLC.

THE BUSINESS

The aging of the global population has created a shortage of primary care providers. The value of primary care is essential to improving quality, controlling the cost, and improving access to health care. When people receive primary care, they tend stay healthier and chronic illnesses are better controlled.

Nurse Practitioners are currently trained and licensed to deliver excellent primary care to millions of consumers. Today, far more nurse practitioners graduate than physicians. If society is to improve quality, control cost, and improve access, we need to get more nurse practitioners into primary care.

MyCare delivers the business management services that enable Nurse Practitioners to quickly open a primary care clinic. With the integration of state-of-the-art telehealth, they can provide their expertise wherever and whenever the person needs them, allowing the person to maintain the critical relationship key to a healthy lifestyle.

By combining robust business management support and infrastructure with digital technologies, the MyCare platform enables Nurse Practitioners to provide continuous quality care to more people, keeping them healthier all the time.

THE OPPORTUNITY

There is a Shortage of Primary Care Providers.

Too few physicians are graduating and rise in healthcare costs continues uncontrolled. The data shows that Primary Care is part of the solution.

Your primary care provider is your main health care provider for non-emergency care. They provide:

- Provide preventive care and teach healthy lifestyle choices
- Identify and treat common medical conditions
- Assess the urgency of your medical problems and direct you to the best place for that care
- Make referrals to medical specialists when necessary

27,000 Nurse Practitioners licensed in the United States

30% Increase in the rate of graduation of Nurse Practitioners from 2010-2020

87.1% of Nurse Practitioners are certified in the area of primary care

28,700 additional primary care providers are needed to meet the projected demand by 2020. (bhw.hrsa.gov)

The MyCare Team.



Michael C. Howe

Chief Executive Officer

Successful growth-oriented CEO with 30 years of consumer and healthcare experience including CEO of Minute Clinic (acquired by CVS in 2006), Arbys Restaurants and Verify Brands.



Rebecca Hafner-Fogarty, MD, MBA, FAAFP

Chief Medical Officer

Senior clinical executive in consumer health including roles with Minute Clinic and Zipnosis. Former primary care physician and served on the Board of Medical Practice for the State of Minnesota.



Chief Nurse Practitioner Officer-Kevin Lee Smith, DNP, FNP, FAANP

Chief Nurse Practitioner Officer

Senior clinical and quality leadership experience with Minute Clinic and Zipnosis. Has been an active primary care Nurse Practitioner and served as faculty at the University of Minnesota.



Officer-Jim "Woody" Woodburn, MD, MS

President & COO

Senior Health Executive experience at Minute Clinic, Applied Pathways and United Health Group. Former occupational medicine physician. Serving as faculty at University of Minnesota School of Nursing

International Structure

International Organizational Structure.


True Nature Holding, Inc.
DBA Mitesco, Inc.
Delaware Corporation
Mitesco NA, LLC
Colorado Corporation
MyCare, LLC
Minnesota Corporation
Full-Service IT Firm
Seattle, Washington
Home Health Tech
Albuquerque, NM
Medical Imaging
Austin, TX
Digital Comm Subsidiary
London, UK
Digital Comm Subsidiary
London, UK
Medical Monitoring
Frankfurt, GE
Behavioral Management
Stockholm, SE
Artificial Intelligence
Dublin, IE

MITESCO INC.

The Team

The Mitesco Team.

Link to Team Biographies



Ron Riewold

Chairman – Board of Directors

Extensive senior heath care experience in both publicly held and private companies.



Lawrence Diamond

Chief Executive Officer – Member, Board of Directors

25 years of executive leadership experience within the health care sector in both public and private companies.



Julie R. Smith

President & COO – Member, Board of Directors

25 years of senior executive and board experience in multinational customer service organizations.



Tom Brodmerkel

Member, Board of Directors

25 years of generalist experience within the health care sector at the senior executive and board levels.

True Nature Holding

Advisors and Common Stock Equity Structure







Legal Counsel

Dickinson Wright.

Attn: Joel D. Mayersohn

350 East Las Olas Boulevard

Ste. 1750

Ft. Lauderdale, FL 33301

Accounting / Auditing

M&K CPAS, PLLC

63 North Sam Houston Pkwy E

Houston, TX 77060

True Nature Holding (TNTY)

Common Stock Equity Structure as of 4/14/20

Status	# of Shares
Authorized	500 Million
Issued & Outstanding	86.6 Million
The Float	61 Million

Investor Considerations

The terms and conditions set forth herein are subject to change, customary legal review, and the conduct of due diligence. This Executive Summary ("Summary") does not constitute an offer and does not constitute an agreement or obligation on the part of any person to purchase or sell any the securities of the Company.

CIM Securities, LLC, is a Registered Broker/Dealer, Member FINRA/SiPC. This document is intended only for the use of the individual or entity to which it is addressed and may contain information that is legally privileged, confidential and exempt from disclosure. If you are not the intended recipient, you are hereby notified that any dissemination, distribution, or copying of this message, or any attachment, is strictly prohibited. If you have received this message in error, please notify the original sender at CIM Securities at 619-749-2460 immediately by telephone or by return e-mail and delete this message, along with any attachments, from your computer. Thank you, your cooperation is appreciated.

Notices

The information contained in this Summary has been provided wholly and completely by True Nature Holding (the "Company", "we" or "us"). Any estimates, forecasts or other forward-looking statements contained in this Summary have been prepared by the Management Team of the Company in good faith and on a basis, it believes is reasonable. Such estimates, forecasts and other forward-looking statements involve significant elements of subjective judgment and analysis and no representation can be made as to their attainability. No representation or warranty (express or implied) is made or is to be relied upon as a promise or representation as to the future performance of the Company.

Cautionary Note Regarding Forward Looking Statements

This Summary also contains certain forward-looking statements within the meaning of Section 27A of the Act. All statements that address expectations or projections about the future, including statements about product development, market position, expected expenditures and financial results are forward-looking statements. These forward-looking statements are based on current expectations, estimates and projections for our industry, management's beliefs and assumptions made by management. Words such as "anticipates," "expects," "intends," "plans," "believes," "seeks," "estimates," "should," "could," "may," and variations of such words and similar expressions are intended to identify such forward-looking statements. These statements are not a guarantee of future performance and are subject to certain risks, uncertainties, rapid changes, and assumptions that are difficult to predict. Accordingly, actual results or performance of The Company may differ significantly, positively or negatively, from forward-looking statements made herein. Unanticipated events and circumstances are likely to occur. Factors that might cause such differences include, but are not limited to, those discussed under the heading "Risk Factors" provided in the Private Placement Memorandum and/or Subscription Agreement which investors should carefully consider before investing. These factors include, but are not limited to, risks that our products and services may not receive the level of market acceptance anticipated; anticipated funding may prove to be unavailable; potential competition in our market may result in lower than anticipated revenues or higher than anticipated costs, and general economic conditions, such as the rate of employment, inflation, interest rates and the condition of the capital markets may change in a way that is not favorable to us. This list of factors is not exclusive. We undertake no obligation to update any forward-looking statements.

Investor Considerations

AN INVESTMENT IN THE SECURITIES OF THE COMPANY IS SPECULATIVE AND INVOLVES A HIGH DEGREE OF RISK. SEE "RISK FACTORS" FOR A DISCUSSION OF CERTAIN FACTORS THAT SHOULD BE CONSIDERED IN CONNECTION WITH ANY PURCHASE OF THE SECURITIES.

THERE IS NO PUBLIC MARKET FOR ANY OF THE COMPANY'S SECURITIES AND NO SUCH MARKET IS EXPECTED TO DEVELOP FOLLOWING THE PLACEMENT OF THE SECURITIES. SIGNIFICANT RESTRICTIONS ON TRANSFER WILL APPLY. YOU SHOULD BE PREPARED TO BEAR THE ECONOMIC RISK OF YOUR INVESTMENT FOR AN INDEFINITE PERIOD OF TIME AND BE ABLE TO WITHSTAND A TOTAL LOSS OF YOUR INVESTMENT. THIS SUMMARY DOES NOT CONSTITUTE AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY, ANY SECURITIES TO ANY PERSON IN ANY JURISDICTION IN WHICH SUCH AN OFFER OR SOLICITATION IS UNLAWFUL.

By accepting delivery of this Summary, you agree to return promptly to the Company this Summary and any of the other documents or information furnished to you pursuant to this Summary if you elect not to invest in the Securities or if the investment is withdrawn.

THESE ARE HIGHLY SPECULATIVE SECURITIES, WHICH INVOLVE A HIGH DEGREE OF RISK. ONLY THOSE INVESTORS WHO CAN BEAR THE LOSS OF THEIR ENTIRE INVESTMENT SHOULD INVEST IN THESE SECURITIES.

NASAA Legend

You should make your own decision whether this placement meets your investment objectives and risk tolerance level. No Federal or State securities commission has approved, disapproved, endorsed or recommended this placement. No independent person has confirmed the accuracy or truthfulness of this disclosure, nor whether it is complete. Any representation to the contrary is illegal. No state administrator has reviewed the disclosures included herein. The Company is relying on an exemption from registration or qualification under applicable Federal and State Securities Laws.

Thank You!

Contact Us

mitescoinc.com | investorrelations@truenatureholding.com
844.383.8689